HOME FEDERAL SAVINGS BANK

                     PROMISSORY NOTE AND SECURITY AGREEMENT

                                        Riverhead, New York

                                        Dated: March 18 1998

                                        Loan No.: 192486

     FOR VALUE RECEIVED, the undersigned, TELEBYTE TECHNOLOGY, INC., having a place of business at 207 Pulaski Road, Greenlawn, New York 11740 ("Obligor") hereby promises to pay to the order of HOME FEDERAL SAVINGS BANK, (the "Bank") as successor in interest to The Union Savings Bank, at its offices at 62 South Ocean Avenue, Patchogue, New York 11772, in lawful money of the United States, the principal sum of Nine Hundred Sixty-five Thousand Eight Hundred Twenty-seven and 88/100 ($965,827.88) DOLLARS, together with interest payable as hereinafter described.

     INTEREST RATE: The rate of interest applicable hereunder until June 1, 2000, shall be at the rate of Nine percent (9.00%) per annum and the principal shall be amortized over a 10-year payout schedule. on the 1st day of June, 2000, the interest rate shall be adjusted so as to equal the three (3) year weekly average US Treasury Constant Maturity rate in effect on May 1, 2000, plus 3.00% and the principal shall be amortized over an 8year payout schedule. Thereafter, on the lst day of June, 2003, the interest rate shall again be adjusted so as to equal the three (3) year weekly average US Treasury Constant Maturity rate in effect on May 1, 2003, plus 3.00% and the principal shall be amortized over a 5-year payout schedule. Thereafter, on the lst day of June, 2006, the interest rate shall again be adjusted so as to equal the three (3) year weekly average US Treasury Constant Maturity rate in effect on May 1, 2006, plus 3.00% and the principal shall be amortized over a 2- year payout schedule. The interest on this Promissory Note and Security Agreement shall be paid monthly in arrears, computed on the basis of a 360-day year of twelve 30-day months. All payments under this Note shall be made to the Bank in immediately available funds as the Bank shall direct in writing. It is not intended by any provision of this Note to charge Obligor interest at a rate in excess of the maximum legal rate of interest permitted to be charged to Obligor under applicable law, but if nevertheless, interest in excess of said maximum legal rate shall be paid on the obligation, the excess amount shall be deemed to have been paid in error and shall be automatically applied in reduction of the principal balance of the Obligation.

     PREPAYMENT PRIVILEGE: During the term of this Obligation, the Party of the Second Part may prepay this obligation, at any time, without penalty.

     PAYMENT: The principal amount of the indebtedness hereunder shall be due and payable in full on June 1, 2008. During the term of this Promissory Note and Security Agreement, the undersigned shall pay to the Bank monthly payments of principal and interest as follows: Commencing on the lst day of May, 1998, the sum of Twelve Thousand One Hundred Ten and 92/100 ($12,110.92) DOLLARS shall be due and payable. Thereafter, a similar sum of Twelve Thousand One Hundred Ten and 92/100 ($12,110.92) DOLLARS shall be due and payable on the Ist day of each and every month thereafter until the lst day of June, 2000, at which time the interest rate shall be adjusted as set forth herein. At that time,, the monthly payment of principal and interest shall also be adjusted so as to determine the new monthly payment amount based on the




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new adjusted  interest rate and the then  principal  balance of this  obligation amortized over the next ensuing three (3) years of the term hereof based on an 8-year pay-out schedule. Thereafter, the new monthly payment of interest and principal shall be due and payable on the lst day of July, 2000, and on the lst day of each and every month thereafter until June 1, 2003, at which time the-interest rate shall again be adjusted as set forth herein. At that time, the monthly payment of principal and interest shall also be adjusted so as to determine the new monthly payment amount based on the new adjusted interest rate and the then principal balance of this obligation amortized over the next ensuing three (3) years of the term hereof based on a 5-year payout schedule. Thereafter, the new monthly payment of interest and principal shall be due and payable on the lst day of July, 2003, and on the lst day of each and every month thereafter until June 1, 2006, at which time the interest rate shall again be adjusted as set forth herein. At that time, the monthly payment of principal and interest shall also be adjusted so as to determine the new monthly payment amount based on the new adjusted interest rate and the then principal balance of this obligation amortized over the remaining two (2) years of the term hereof based on a 2-year payout schedule. Thereafter, the new monthly payment of interest and principal shall be due and payable on the ist day of July, 2006, and on the ist day of each and every month thereafter until June l, 2008, when the entire unpaid principal balance shall be due and payable. Each of said payments shall be applied first when received by the Bank to the payment of interest at the rate in effect at the time of the due date of said payment, to be computed from the date hereof on the unpaid balance of the principal sum hereof to the date of payment, and secondly towards the reduction of the principal sum hereof.

     BALANCE DUE: Notwithstanding the foregoing, the unpaid principal balance, together with accrued and unpaid interest, if any, shall be due and payable on June 1, 2008, herein called the "Maturity Date".

     LATE CHARGE: The undersigned agrees to pay to the Bank a late charge of five percent (5%) of each monthly payment not received by the Bank by the fifteenth (15th) day following the due day of such payment.

     SECURITY: As security for the due and punctual payment and performance of this Promissory Note and Security Agreement and of every other obligation, indebtedness or liability of the undersigned, including, without limitation, the obligation to reimburse the Bank for all reasonable costs, attorneys' fees and legal expenses incurred by it in exercising any of the remedies hereunder, joint, several or independent, direct or indirect, absolute or contingent, contractual or tortious, liquidated or unliquidated, arising by law or otherwise due or to become due, now or hereafter arising (hereinafter referred to as the "Obligations"), the undersigned hereby grants, assigns, pledges, mortgages and sets over a security interest in and a general lien upon, and/or right of
set-off  to  the  Bank  in  the  following   described   property   (herein  the
"Collateral"):



          Mortgage made by Telebyte Technology, Inc. to The Union Savings Bank in the original principal amount of $850,000.00 dated the 30th day of September, 1985, and recorded in the Office of the Clerk of the county of Suffolk on the 10th day of October, 1985, in Liber 11085 mp 597; and



          Mortgage made by Telebyte Technology, Inc. to The Union Savings Bank in the original principal amount of $454,300.00 dated the 25th day of May, 1988, and recorded in the Office of the Clerk of the County of Suffolk on the 9th day of June,




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          1988,  in Liber 14143 mp 444,  which  mortgage was  consolidated  with mortgage recorded in Liber 11085 mp 597 by a certain Consolidation Agreement dated May 25, 1988, recorded in the Suffolk County Clerk's Office on June 9, 1988, in Liber 14143 mp 449, to form a single lien in the amount of $1,275,000.00, and which mortgages, as consolidated, have a current unpaid principal balance of $965,827.88.



     ACCELERATION OF DEBT: If any monthly installment of principal and interest is not paid when due and remains unpaid for fifteen (15) days, the entire unpaid principal amount plus accrued interest may, at the option of the Bank, become immediately due and payable. The Bank may exercise this option to accelerate during any default by the Obligor, regardless of any-prior forbearance. The Obligor agrees to indemnify the Bank for, and to hold the Bank harmless from, any loss or expense which the Bank may sustain or incur as a consequence of any default by the Obligor in the payment of any of the Obligations. The Bank shall be entitled to collect all reasonable costs and expenses of any suit which may be brought in connection herewith, including, but not limited to, attorneys' fees and costs.

     DEFAULT INTEREST: Upon the acceleration of the indebtedness after the occurrence of an event of default or upon the failure to pay the indebtedness in full on maturity, the Obligor shall pay interest on the entire unpaid principal balance at the rate of five percent (5%) above the Interest Rate to be paid by the Obligor as hereinabove set forth, or at the maximum rate of interest which the Obligor may be required to pay by law, whichever is lower, to be computed from the occurrence of the event of default until the actual receipt and collection of the debt. This charge shall be added to the debt and shall be deemed secured by this Promissory Note and Security Agreement. Payment of the loan following an acceleration of the loan due to obligor's default hereunder shall be deemed to be a voluntary prepayment, and the Obligor shall pay, in addition to all other amounts due and payable under this Promissory Note and Security Agreement, the prepayment considerations specified herein. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the indebtedness nor as a waiver of any other right or remedy accruing to the Bank by reason of the occurrence of any event of default.

     DEFAULT REMEDIES: (A) Upon the (i) failure to pay any of the Obligations when the same shall become or shall be declared due and payable; (ii) occurrence of an event of default in the payment when due or in the performance of any of the terms, covenants or conditions hereof or of any loan, security or other agreement in favor of the Bank; (iii) failure to pay any pecuniary obligation (other than this Note) or the occurrence of a default in performance of any agreement under which any such obligation is created if the effect of such default is to cause such obligation to become due or to permit holders of such obligation or a trustee in their behalf to declare such obligation due prior to its normal maturity; (iv) filing by or against the Obligor of any petition for an order of relief under the Bankruptcy Code or proceeding for receivership or under any insolvency, dissolution or conservatorship statute; (v) suspension of business, commencement of liquidation, assignment for the benefit of creditors, making of any offer of settlement, extension or composition, appointment of a committee of creditors or a liquidating agency, by, or for the Obligor; or (vi) issuance of an attachment, injunction or execution or tax lien or filing of a judgment or other lien against the Obligor; or (B) if the Obligor or any obligor, maker, endorser, acceptor, surety or guarantor of, or any other party (the "Obligors") to any of the obligations shall




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default in respect of any of the obligations,  or any other obligation of any of them to the Bank, or any obligations with respect to the Collateral; or (C) if any of the obligors shall die (if individuals) or dissolve (if partnerships and/or corporations); or (D) if the undersigned or any other obligor shall be unable to pay its, his, her or their debts as they mature in the regular course of business; or (E) should the Bank for any reason deem the Collateral is inadequate to secure the Obligations; or (F) should the Bank, in its sole discretion, determine there has occurred a material adverse change in the business or affairs of the Obligor, then, and in any such event, the Bank shall have the right to declare this Promissory Note and Security Agreement and any such other Obligations and liabilities above mentioned immediately due and payable, whereupon the maturity of the then unpaid balance of this Promissory Note and Security Agreement and all other Obligations shall be accelerated and the same, and all interest accrued thereon, shall forthwith become due and payable without presentment, protest, notice or demand of any kind, all of which are hereby expressly waived, at the option of the Bank. In addition, the Bank shall have the right to enter upon the premises where any Collateral may be located, obtain immediate possession thereof, foreclose upon the right, title and interest of the Obligor therein, and sell, lease, temporarily hold idle, assign, deliver and otherwise dispose of the whole of the Collateral or any part thereof, or any substitutes thereof, or additions thereto, or any other security or property subject to the lien hereinabove given, at any exchange, broker's board or at public or private sale, at the option of the Bank, without demand, advertisement or notice of any kind, all of which are hereby expressly waived. At any such sale, the Bank may itself purchase all or any part of the Collateral sold, free from any right of redemption ont he part of the Obligor, which is hereby waived and released to the extent permitted by applicable law. The Bank may require the Obligor to assemble the Collateral and make it available to the Bank at a place designed by the Bank which is mutually and reasonably convenient. The Bank may apply the proceeds of any such sale or sales or other disposition, after deducting all costs and expenses of recovery, collection, storing, sale and delivery, to pay either this Promissory Note and Security Agreement or any such other obligation or liability above mentioned, whether same be then due or not. The Bank may, at its option at any time, appropriate and apply to the payment of this Promissory Note and Security Agreement or any such other obligation or liability above mentioned, any such Collateral or other property, money or account affected by the lien hereinbefore given. In addition to the above remedies, the Bank shall have the right to (a) take any action at law or in equity to collect the payments due under this Promissory Note and Security Agreement or to enforce performance of the obligations of any Obligor or recover damages for breach thereof and (b) exercise any and all rights and remedies conferred upon secured parties by the Uniform Commercial Code or otherwise possessed by the Bank. If any action or proceeding be commenced to collect this Promissory Note and Security Agreement or enforce any of its provisions, the obligor further agrees to pay all costs and expenses of such action or proceeding (including attorneys' fees), which the obligor agrees to be reasonable, and the Obligor does hereby expressly waive any and every right to have the reasonableness of such costs and expenses determined by any court judge thereof and does further expressly waive any and every right to interpose any counterclaim in any such action or proceeding.

     DUE ON SALE: The Bank shall have the right to declare this Promissory Note and Security Agreement immediately due and payable in the event of a sale, conveyance, transfer or net leasing or disposition, directly or indirectly, of the property or interest therein, including the further encumbrance of the property to secure an obligation of the Obligor, or the sale or transfer of a




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majority interest of the Obligor (either of record or beneficially).

     TAX ESCROW: The Obligor shall pay to the Bank all amounts necessary to pay for taxes, assessments, water and sewer charges, if any, assessed upon the property, unless the Bank notifies the Obligor, in writing, to the contrary, or unless the law requires otherwise. Said payments shall be made on the same day that the monthly payments of principal and interest are due pursuant to this Note. Each of said payments pursuant to this provision shall be one-twelfth (1/12) of the estimated yearly taxes, assessments, water and sewer charges, if any, assessed in connection with the mortgaged premises.

     ATTORNEYS' FEES: In the event that this Promissory Note and Security Agreement is placed in the hands of an attorney for the collection of any payment hereunder or for the enforcement of any of the terms, covenants and conditions thereof, the Obligor agrees to pay all costs of collection, including 'reasonable attorneys' fees incurred by the Bank, either with or without the institution of an action or proceeding, and in addition, all other costs, disbursements and allowances provided by law. All such costs so incurred shall be deemed to be secured by this Promissory Note and Security Agreement and collectable out of the mortgaged premises in any manner permitted by law or by this Obligation.

     PRIOR NOTES: This Promissory Note and Security Agreement supersedes Note dated September 30, 1985, in the original principal amount of $850,000.00, and the Note dated May 25, 1988, in the original principal amount of $454,300.00.

     JURISDICTION: The Obligor hereby submits to the jurisdiction of the Supreme Court of the State of New York and agrees with the Bank that personal jurisdiction over the.Obligor shall rest with the Supreme Court of the State of New York for purposes of any action on or related to this Promissory Note and Security Agreement, the obligations, or the enforcement of either or all of the same. The Obligor hereby waives personal service by manual delivery and agrees that service of process may be made by post-paid certified mail directed to the obligor's address set forth above, or at such other address as may be designated in writing by the obligor to the Bank, and that upon mailing of such process, such service shall be effective with the same effect as though personally served, whether or not the obligor, in fact, receives and accepts such certified mail. The Obligor hereby expressly waives any and every right to a trial by jury in any action on or related to this Promissory Note and Security Agreement, the Obligations or the enforcement of either or all of the same.

     MODIFICATION AND WAIVER: No modification or waiver of any of the provisions of this Promissory Note and Security Agreement shall be effective unless in writing, signed by the Bank and only to the extent therein set forth; nor shall any action or omission by the Bank constitute a waiver of any right or remedy of the Bank hereunder. Such rights or remedies are cumulative and not exclusive of any rights or remedies provided by law. The failure of any holder of this Promissory Note and Security Agreement to insist upon strict performance of each and/or all of the terms and conditions hereof, shall not be construed or deemed to be a waiver of any such term or condition. Payment of principal and interest on this Promissory Note and Security Agreement shall not discharge the obligor's obligations with respect to any other amount payable hereunder.

     WAIVER:   The  Obligor  and  all  endorsers  and  guarantors  hereof  waive presentment and demand for payment, notice of non-payment, protest and notice of protest.




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     GOVERNING  LAW:  The  provisions  of  this  Promissory  Note  and  Security
Agreement shall be construed and interpreted and all rights and obligations hereunder determined in accordance with the laws of the State of New York.

                                       TELEBYTE TECHNOLOGY, INC.

                                       By:/s/ Michael Breneisen
                                          Michael Breneisen
                                          Vice President


                   STATE OF NEW YORK, COUNTY OF SUFFOLK : SS.:



On this 18 day of March 1998, before me personally came Michael Breneisen, to me known, who, being duly sworn by me, did depose and say that he resides at 12 Olympia Pace E. Northport, NY;



That he is the Vice President of TELEBYTE TECHNOLOGY, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name by order of the Board of Directors of said corporation.





                                                            Notary Public

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TO:      NEW YORK STATE TAX COMMISSION
         CLERK OF SUFFOLK COUNTY, NEW YORK

STATE OF NEW YORK,

COUNTY OF SUFFOLK     :     ss.:



     MARCIA Z. HEFTER, being duly sworn, deposes and says:



     That she is an attorney at law with offices at 108 East Main Street, Riverhead, New York, and that she is a partner of the law firm of Esseks, Hefter & Angel, the attorneys for Home Federal Savings Bank, the mortgagee herein.

     That she is personally familiar with the facts hereinafter set forth:

     That on the 18th day of March 1998, an Assignment of Leases and Rents was given by TELEBYTE TECHNOLOGY, INC. to Home Federal Savings Bank as additional collateral security for an indebtedness as evidenced by an assignment of rents and leases being executed simultaneously herewith.

     That said Assignment of Leases and Rents presented herewith secures no new or further indebtedness.

     That this Affidavit is made to induce the NEW YORK STATE TAX COMMISSION and the CLERK OF SUFFOLK COUNTY to accept said Assignment of Leases and Rents presented herewith, together with the payment of $ -0- mortgage tax thereon and to record the within instrument without requiring any mortgage tax other than the aforesaid sum, under the provisions of the Tax Law relating to exemptions of mortgage tax.



                                                      Marcia Z Hefter

sworn to before me this

18th day of March 1998



Notary Public






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